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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-08743
Invesco Van Kampen Senior Income Trust
(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices)      (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 11/30/11

Item 1. Schedule of Investments.

Invesco Van Kampen Senior Income Trust
Quarterly Schedule of Portfolio Holdings
November 30, 2011

VK-CE-SINC-QTR-1 11/11	Invesco Advisers, Inc.

Schedule of Investments
November 30, 2011
(Unaudited)

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Variable Rate Senior Loan Interests—128.30%(a)(b)
Aerospace & Defense—3.25%
ARINC Inc. Second Lien Term Loan (Acquired 01/10/11; Cost $1,872,929)	6.26%	10/25/15	$1,922	$1,891,228
DynCorp International LLC, Term Loan B	6.25%	07/07/16	2,104	2,069,240
IAP Worldwide Services, Inc.,
PIK First Lien Term Loan (c)	9.25%	12/28/12	5,675	5,306,259
Second Lien Term Loan	13.50%	06/28/13	1,785	1,867,687
Sequa Corp.,
Term Loan	3.63%	12/03/14	5,274	5,104,888
Term Loan	7.00%	12/03/14	1,287	1,287,960
SI Organization, Inc. Term Loan B	4.50%	11/22/16	1,279	1,234,006
SRA International, Inc. Term Loan B	6.50%	07/20/18	1,851	1,717,872
TASC, Inc., Term Loan B	4.50%	12/18/15	4,701	4,611,779
Wyle Services Corp., Term Loan B	5.75%	03/27/17	2,338	2,286,679

				27,377,598

Air Transport—0.77%
Delta Air Lines, Inc.,
Term Loan B	4.25%	03/07/16	4,472	4,226,243
Term Loan B	5.50%	04/20/17	2,386	2,288,028

				6,514,271

Automotive—3.26%
Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/28/17	1,312	1,315,505
Federal-Mogul Corp.,
Term Loan B	2.19%	12/29/14	5,263	4,884,641
Term Loan C	2.19%	12/28/15	3,330	3,090,337
Hertz Corp., LOC	3.75%	03/09/18	1,497	1,409,504
KAR Auction Services, Inc., Term Loan B	5.00%	05/19/17	8,141	8,069,554
Key Safety Systems, Inc., First Lien Term Loan	2.51%	03/08/14	4,249	3,951,298
Metaldyne Co., LLC, Term Loan B	5.25%	05/18/17	2,822	2,793,620
Performance Transportation Services, Inc.,
LOC (Acquired 03/06/07-07/16/07; Cost $611,487) (d)(e)(f)	3.25%	01/26/12	611	73,378
Term Loan (Acquired 03/06/07; Cost $419,904) (d)(e)(f)	7.50%	01/26/12	420	50,389
Veyance Technologies, Inc.,
Delayed Draw Term Loan	2.80%	07/31/14	251	231,358
Term Loan	2.80%	07/31/14	1,749	1,615,302

				27,484,886

Beverage and Tobacco—1.63%
DS Waters Enterprises, L.P., Term Loan B	2.51%	10/27/12	9,930	9,194,592
DSW Holdings, Inc., Term Loan	4.25%	03/02/12	4,950	4,578,750

				13,773,342

Building & Development—6.34%
Axia Acquisition Corp.,
PIK Second Lien Term Loan A (Acquired 05/30/08-09/30/11; Cost $3,022,391) (c)(g)	11.00%	03/11/16	1,072	830,651
Second Lien Term Loan B (Acquired 05/30/08; Cost $5,515,342) (g)	5.00%	03/12/16	1,918	1,486,304
Building Materials Holding Corp., PIK Second Lien Term Loan (Acquired 12/31/07-10/31/11; Cost $2,612,776) (c)(h)	8.00%	01/05/15	1,768	1,566,839
Capital Automotive L.P., Term Loan B	5.00%	03/10/17	11,272	11,025,230
CB Richard Ellis Services, Inc.,
Term Loan C	3.51%	03/05/18	547	534,575
Term Loan D	3.75%	09/04/19	5,792	5,661,761
Champion Opco LLC, PIK Term Loan (c)	10.50%	12/31/13	1,257	1,062,046
Custom Building Products, Inc., Term Loan B	5.75%	03/19/15	3,080	2,995,051
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Building & Development—(continued)
El Ad IDB Las Vegas, LLC Term Loan A1(Acquired 09/20/07; Cost $2,500,000)	3.00%	08/09/12	$2,500	$1,437,500
Ginn-LA CS Borrower, LLC,
First Lien Term Loan (Acquired 06/13/06; Cost $10,105,714) (f)(i)	6.20%	06/08/11	10,106	783,193
First Lien Term Loan A (Acquired 06/13/06; Cost $4,714,286) (f)(i)	7.75%	06/08/11	4,714	365,357
Kyle Acquisition Group, LLC,
Term Loan B (Acquired 02/20/07-06/27/07; Cost $2,220,357) (f)(i)	5.75%	07/20/09	2,200	165,000
Term Loan C (Acquired 10/16/06-06/04/07; Cost $3,009,643) (f)(i)	4.00%	07/20/11	3,000	225,000
Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolving Credit Agreement (Acquired 07/19/10-11/23/11; Cost $166,160) (c)(j)	12.11%	12/31/12	170	164,499
Term Loan	5.00%	04/30/12	43	42,547
Nortek, Inc., Term Loan	5.25%	04/26/17	2,947	2,884,853
November 2005 Land Investors, L.L.C. Second Lien Term Loan (Acquired 05/26/06-10/29/10; Cost $2,539,307)	5.25%	05/09/12	2,490	18,796
Re/Max International, Inc., Term Loan	5.50%	04/15/16	655	646,870
Realogy Corp.,
Extended LOC	4.44%	10/10/16	1,052	938,894
Extended Term Loan	4.69%	10/10/16	20,407	18,219,726
LOC	3.20%	10/10/13	691	644,267
Tamarack Resorts, LLC,
Credit Lined Note A (Acquired 06/12/06; Cost $2,400,000) (f)(i)	8.05%	05/19/11	2,400	84,000
Term Loan (Acquired 11/03/08-05/01/09; Cost $496,902) (f)(i)	20.25%	07/02/09	497	447,833
Term Loan B (Acquired 06/12/06; Cost $3,546,000) (f)(i)	7.50%	05/19/11	3,546	124,110
WCI Communities, Inc., PIK Term Loan (c)	10.03%	09/02/16	1,144	1,101,207

				53,456,109

Business Equipment & Services—11.27%
Affinion Group, Inc., Term Loan B	5.00%	10/10/16	8,663	7,941,684
Asurion Corp.,
First Lien Term Loan	5.50%	05/24/18	8,837	8,560,432
Second Lien Term Loan	9.00%	05/24/19	8,625	8,337,567
BakerCorp International, Inc., Term Loan B	5.00%	06/01/18	2,454	2,435,441
Bright Horizons Family Solutions, Inc.,
Revolving Credit Agreement (j)	0.94%	05/28/14	496	473,050
Term Loan B	4.26%	05/28/15	2,387	2,351,026
Brock Holdings III, Inc., Term Loan B	6.00%	03/16/17	3,105	2,993,994
Crawford & Co., Term Loan B	5.00%	10/30/13	1,375	1,361,541
Dealer Computer Services, Inc., Term Loan B	3.75%	04/20/18	333	332,468
Emdeon, Inc., Term Loan B	6.75%	11/02/18	3,683	3,702,787
First Data Corp.,
Delayed Draw Term Loan (Acquired 01/20/11; Cost $1,599,855)	3.01%	09/24/14	1,686	1,530,102
Extended Term Loan B	4.26%	03/23/18	600	503,766
Term Loan B1	3.01%	09/24/14	6,853	6,095,434
Term Loan B2	3.01%	09/24/14	10,145	9,023,973
Term Loan B3	3.01%	09/24/14	367	326,511
Hillman Group, Inc., Term Loan B	5.00%	05/27/16	114	112,750
iPayment, Inc., Term Loan B	5.75%	05/08/17	4,083	4,018,277
Kronos, Inc.,
First Lien Term Loan	2.12%	06/11/14	847	809,329
Second Lien Term Loan	6.12%	06/11/15	3,131	2,955,885
Mitchell International, Inc., Second Lien Term Loan	5.63%	03/30/15	3,897	3,646,653
NCO Financial Systems, Inc., Term Loan B	8.00%	05/15/13	7,661	7,627,904
Nielsen Finance LLC, Class C Term Loan	3.50%	05/02/16	3,826	3,726,902
SMG Holdings, Inc., Term Loan B (Acquired 08/17/07; Cost $1,876,469)	3.36%	07/27/14	1,876	1,857,705
SSI Investments II Ltd.,
Term Loan B	6.50%	05/26/17	1,902	1,888,025
Term Loan C	6.50%	05/26/17	232	230,734
Sungard Data Systems, Inc.,
Incremental Term Loan (Acquired 06/01/09; Cost $488,473)	3.75%	02/28/14	488	487,862
Term Loan B	3.98%	02/26/16	10,369	10,162,045
Symphony IRI Group, Inc., Term Loan B	5.00%	12/01/17	1,533	1,520,243

				95,014,090

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Cable & Satellite Television—3.80%
AMC Networks Inc., Term Loan B	4.00%	12/31/18	$732	$729,960
BBHI Acquisition LLC, Term Loan B	4.50%	12/14/17	2,239	2,196,647
Cequel Communications, LLC, Term Loan	2.25%	11/05/13	1,875	1,853,736
Charter Communications Operating, LLC,
Extended Term Loan	3.62%	09/06/16	3,786	3,728,957
Third Lien Term Loan	2.76%	09/05/14	4,000	3,850,000
CSC Holdings, Inc., Incremental B-2 Term Loan	2.01%	03/29/16	2,945	2,872,990
Knology Inc., Term Loan B	4.00%	08/18/17	239	234,161
MCC Iowa LLC, Term Loan D-2	1.95%	01/30/15	3,800	3,597,663
Mediacom Broadband LLC, Term Loan F	4.50%	10/23/17	1,478	1,443,543
Mediacom Illinois, LLC, Term Loan C	1.95%	01/30/15	2,286	2,159,127
Mediacom LLC,
Term Loan D	5.50%	03/31/17	2,834	2,802,573
Term Loan E	4.50%	10/23/17	1,563	1,523,053
Midcontinent Communications, Term Loan B	4.00%	12/30/16	1,344	1,323,395
NDS Finance Ltd. (United Kingdom) Term Loan B	4.00%	03/12/18	1,987	1,960,148
UPC Broadband Holding, B.V., (Netherlands) Term Loan X	3.75%	12/29/17	500	487,250
UPC Financing Partnership Facility AB	4.75%	12/29/17	1,313	1,290,431

				32,053,634

Chemicals & Plastics—2.99%
Houghton International, Inc., Term Loan B	6.75%	01/29/16	3,133	3,127,477
Huntsman International, LLC, Extended Term Loan B	2.88%	04/19/17	641	612,939
Metokote Corp., Term Loan	8.75%	11/27/13	4,968	4,948,991
Momentive Specialty Chemicals, Inc.,
Extended Term Loan C1	4.00%	05/05/15	334	317,375
Extended Term Loan C2	4.13%	05/05/15	231	219,781
Extended Term Loan C4	4.19%	05/05/15	296	280,984
Extended Term Loan C5	4.00%	05/05/15	2,456	2,343,867
Nalco Co., Term Loan B1	7.25%	10/05/17	638	637,460
OM Group, Inc., Term Loan B	5.75%	08/02/17	1,341	1,330,934
OMNOVA Solutions, Inc., Term Loan B	5.75%	05/31/17	2,563	2,518,325
Phillips Plastics Corp., Term Loan	7.25%	02/10/17	800	793,894
Potters Holdings II, L.P., First Lien Term Loan	6.00%	05/05/17	1,766	1,757,214
PQ Corp., Term Loan B	3.64%	07/30/14	4,120	3,883,297
Univar Inc., Term Loan B	5.00%	06/30/17	2,521	2,443,215

				25,215,753

Clothing & Textiles—0.62%
Levi Strauss & Co., Term Loan	2.51%	03/27/14	4,850	4,728,750
Philips-Van Heusen Corp., Term Loan B	3.50%	05/06/16	58	58,556
Warnaco, Inc., Term Loan	3.75%	06/15/18	439	434,222

				5,221,528

Conglomerates—0.97%
Goodman Global Holdings, Inc.,
First Lien Term Loan	5.75%	10/28/16	4,361	4,364,505
Second Lien Term Loan	9.00%	10/30/17	464	467,512
RGIS Holdings, LLC,
Delayed Draw Term Loan (Acquired 09/12/07-03/12/08; Cost $165,342)	2.87%	04/30/14	167	161,180
Term Loan B (Acquired 06/06/07-03/12/08; Cost $3,317,759)	2.87%	04/30/14	3,349	3,223,594

				8,216,791

Containers & Glass Products—5.30%
Anchor Glass Container Corp.,
First Lien Term Loan	6.00%	03/02/16	2,522	2,513,454
Second Lien Term Loan	10.00%	09/02/16	1,425	1,420,248
Berlin Packaging LLC, Term Loan	3.34%	08/17/14	3,371	3,236,316
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Containers & Glass Products—(continued)
Berry Plastics Group, Inc., Term Loan C	2.25%	04/03/15	$466	$440,767
BWAY Corp.,
Canadian Term Loan C	4.50%	02/23/18	179	176,174
Term Loan B	4.50%	02/23/18	1,940	1,911,147
Exopack, LLC, Term Loan	6.50%	05/31/17	3,522	3,411,644
Pertus Sechszehnte GmbH (Germany),
Term Loan B2	2.62%	06/12/15	2,022	1,573,212
Term Loan C2	3.01%	06/13/16	2,022	1,583,325
Ranpak Corp., Term Loan	4.75%	04/20/17	707	683,635
Reynolds Group Holdings Ltd.,
Term Loan B	6.50%	02/09/18	2,722	2,684,866
Term Loan C	6.50%	08/09/18	18,008	17,750,980
Sealed Air Corp., Term Loan B	4.75%	10/03/18	1,527	1,542,882
TricorBraun, Inc., Term Loan B	2.50%	07/31/13	5,923	5,760,120

				44,688,770

Cosmetics & Toiletries—1.70%
Huish Detergents, Inc.,
Term Loan B	2.26%	04/25/14	4,171	3,733,407
Second Lien Term Loan	4.51%	10/26/14	750	603,750
KIK Custom Products, Inc.,
Canadian Term Loan	2.50%	06/02/14	391	332,730
First Lien Term Loan	2.50%	06/02/14	2,278	1,940,923
Second Lien Term Loan	5.25%	11/28/14	4,000	2,480,000
Marietta Intermediate Holding Corp., PIK Term Loan B (Acquired 09/25/06-02/04/11, Cost $5,238,309) (c)	7.00%	02/19/15	1,662	1,512,171
Prestige Brands, Inc., Term Loan B	4.78%	03/24/16	1,493	1,496,927
Revlon Consumer Products Corp., Term Loan B	4.75%	11/17/17	2,295	2,277,915

				14,377,823

Drugs—3.62%
Capsugel Healthcare Ltd., Term Loan	5.25%	08/01/18	1,049	1,051,447
Grifols Inc., Term Loan B	6.00%	06/01/17	7,055	7,053,977
Harlan Sprague Dawley, Inc., Term Loan B	3.89%	07/11/14	2,795	2,384,226
Medpace, Inc., Term Loan (Acquired 06/21/11; Cost $3,045,798)	6.50%	06/16/17	3,089	2,965,463
Quintiles Transnational Corp., Term Loan B	5.00%	06/08/18	4,990	4,871,253
RPI Finance Trust, Term Loan 2	4.00%	05/09/18	5,936	5,915,803
Warner Chilcott Co., LLC,
Term Loan B1	4.25%	03/15/18	2,909	2,870,826
Term Loan B2	4.25%	03/15/18	1,454	1,435,413
WC Luxco S.a.r.l., Term Loan B3	4.25%	03/15/18	2,000	1,973,693

				30,522,101

Ecological Services & Equipment—1.59%
Environmental Systems Products Holdings, Inc.,
PIK Jr. Unsec. Loan (Acquired 06/10/08-09/30/10; Cost $437,197) (c)	18.00%	03/31/15	560	560,083
Second Lien Term Loan (Acquired 09/27/07-01/12/10; Cost $1,395,004)	13.50%	09/12/14	1,422	1,422,397
ServiceMaster Co.,
Delayed Draw Term Loan	2.76%	07/24/14	691	657,897
LOC	2.84%	07/24/14	2,698	2,482,215
Term Loan	2.77%	07/24/14	6,944	6,606,378
Synagro Technologies, Inc.,
Second Lien Term Loan	5.00%	10/02/14	1,100	878,900
Term Loan B	2.25%	04/02/14	906	776,046

				13,383,916

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Electronics & Electrical—3.60%
Aeroflex Inc., Term Loan B	4.25%	05/09/18	$923	$879,838
Bentley Systems, Inc., Term Loan B	5.75%	02/10/17	1,141	1,134,890
Blackboard, Inc., Term Loan B	7.50%	10/04/18	4,409	4,210,505
Butterfly Wendel US, Inc.,
Term Loan B2	3.44%	06/23/14	694	661,474
Term Loan C2	4.19%	06/22/15	693	664,727
CommScope, Inc., Term Loan B	5.00%	01/14/18	1,691	1,686,379
DataTel, Inc., Extended First Lien Term Loan	5.00%	02/20/17	1,049	1,038,948
DEI Sales, Inc., Term Loan B	7.00%	07/13/17	2,445	2,404,711
DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	2,199	2,196,746
Freescale Semiconductor, Inc., Extended Term Loan B	4.50%	12/01/16	5,743	5,448,592
Microsemi Corp., Term Loan B	5.75%	02/02/18	2,193	2,197,149
Open Solutions, Inc., Term Loan B	2.55%	01/23/14	6,144	5,287,330
Proquest-CSA LLC, Term Loan	3.82%	02/07/14	232	221,258
Spectrum Brands, Inc., Term Loan B	5.00%	06/17/16	2,282	2,282,369

				30,314,916

Farming & Agriculture—0.60%
Wm. Bolthouse Farms, Inc.,
First Lien Term Loan	5.50%	02/11/16	3,310	3,304,265
Second Lien Term Loan	9.50%	08/11/16	1,773	1,763,864

				5,068,129

Financial Intermediaries—3.52%
Fidelity National Information Solutions, Inc., Term Loan B	5.25%	07/18/16	5,359	5,388,507
Grosvenor Capital Management Holdings, LLP Extended Term Loan C	4.25%	12/05/16	4,259	4,099,199
MoneyGram International, Inc., Term Loan B	4.50%	11/17/17	1,032	1,016,412
Nuveen Investments, Inc.,
Extended Term Loan	5.90%	05/12/17	6,285	5,983,331
First Lien Term Loan	3.39%	11/13/14	4,442	4,216,224
RJO Holdings Corp.,
FCM Term Loan	6.26%	12/10/15	74	66,090
Term Loan B	7.01%	12/10/15	3,472	2,603,902
Trans Union, LLC, Term Loan B	4.75%	02/12/18	1,323	1,321,289
Transfirst Holdings, Inc.,
PIK Second Lien Term Loan (c)	6.26%	06/15/15	2,654	2,340,770
Term Loan B	3.01%	06/15/14	2,872	2,640,690

				29,676,414

Food & Drug Retailers—3.34%
General Nutrition Centers, Inc., Term Loan B	4.25%	03/02/18	3,759	3,690,534
NBTY, Inc., Term Loan B	4.25%	10/02/17	638	631,223
Pantry Inc.,
Delayed Draw Term Loan	2.01%	05/15/14	129	125,466
Term Loan B	2.01%	05/15/14	447	435,717
Rite Aid Corp.,
Term Loan 5	4.50%	03/02/18	4,030	3,818,611
Term Loan B	2.01%	06/04/14	5,989	5,666,094
Roundy’s Supermarkets, Inc., Extended Term Loan	7.00%	11/03/13	7,048	7,004,533
Supervalu Inc., Term Loan B3	4.50%	04/28/18	6,962	6,758,718

				28,130,896

Food Products—4.34%
Advantage Sales & Marketing, Inc.,
Second Lien Term Loan	9.25%	06/18/18	668	856,067
Term Loan B	5.25%	12/18/17	1,811	1,785,887
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Food Products—(continued)
Dean Foods Co.,
Extended Term Loan B1	3.37%	04/02/16	$1,913	$1,866,540
Extended Term Loan B2	3.53%	04/02/17	1,621	1,588,594
Del Monte Foods Co., Term Loan	4.50%	03/08/18	8,112	7,704,720
Dole Food Co., Inc.,
Term Loan B2	5.05%	07/06/18	2,493	2,485,356
Term Loan C2	5.03%	07/06/18	4,631	4,615,660
Farley’s & Sathers Candy Co., Inc. Term Loan	6.50%	03/30/18	2,624	2,577,745
JBS USA Holdings Inc. Term Loan	4.25%	05/25/18	4,367	4,290,298
Pierre Foods, Inc.,
First Lien Term Loan	7.00%	09/30/16	6,980	6,959,344
Second Lien Term Loan	11.25%	09/29/17	587	585,982
Pinnacle Foods Holdings Corp., Term Loan D	6.00%	04/02/14	1,258	1,263,127

				36,579,320

Food Service—1.56%
Burger King Corp., Term Loan B	4.50%	10/19/16	6,048	5,997,737
Darling International, Inc., Term Loan	5.75%	12/16/16	212	213,447
Dunkin’ Brands, Inc., Term Loan B-2	4.00%	11/23/17	505	499,002
NPC International, Inc., Term Loan B	2.01%	05/03/13	3,451	3,438,242
OSI Restaurant Partners, LLC,
Revolving Credit Agreement	0.99%	06/14/13	213	203,316
Term Loan B	2.58%	06/14/14	2,185	2,084,351
Wendy’s/Arby’s Restaurants, LLC, Term Loan B	5.00%	05/24/17	729	728,812

				13,164,907

Forest Products—0.99%
Ainsworth Lumber Co, Ltd., Term Loan	5.31%	06/26/14	2,400	2,026,512
Cenveo Corp., Term Loan B	6.25%	12/21/16	5,385	5,235,193
Verso Paper Holdings LLC, PIK Term Loan (Acquired 06/13/08-11/03/11; Cost $444,937)(c)	6.83%	02/01/13	465	244,291
Xerium Technologies, Inc., Term Loan B	5.50%	05/22/17	863	857,482

				8,363,478

Healthcare—11.71%
Alere, Inc., Term Loan B	4.50%	06/30/17	6,576	6,439,871
Biomet Inc., Term Loan B	3.32%	03/25/15	6,083	5,886,176
CareStream Health, Inc., Term Loan B	5.00%	02/25/17	6,830	6,075,812
Community Health Systems, Inc.,
Delayed Draw Loan	2.51%	07/25/14	438	424,222
Extended Term Loan B	3.95%	01/25/17	7,915	7,672,307
Term Loan	2.75%	07/25/14	8,838	8,560,422
DaVita, Inc., Term Loan B	4.50%	10/20/16	761	759,649
DJO Finance LLC, Term Loan B	3.26%	05/20/14	3,139	3,038,618
Drumm Investors, LLC, Term Loan	5.00%	05/04/18	4,483	3,905,730
Genoa Healthcare Group, LLC,
Second Lien Term Loan (Acquired 06/08/11; Cost $1,710,380)	11.50%	02/10/13	1,764	1,279,185
Term Loan B	6.25%	08/10/12	422	395,794
Gentiva Health Services, Inc., Term Loan B	4.75%	08/17/16	1,945	1,714,921
HCA, Inc.,
Extended Term Loan A2	2.87%	05/01/16	1,629	1,542,396
Extended Term Loan B2	3.62%	03/31/17	180	171,411
Extended Term Loan B3	3.62%	05/01/18	13,601	12,913,535
HCR Healthcare, LLC, Term Loan	5.00%	04/06/18	3,678	3,304,402
Health Management Associates, Inc., Term Loan B	4.50%	11/16/18	1,149	1,146,616
IMS Health, Inc., Term Loan B	4.50%	08/25/17	5,906	5,903,840
Kindred Healthcare, Inc., Term Loan	5.25%	06/01/18	2,991	2,776,787
Kinetic Concepts, Inc., Term Loan B	7.00%	05/04/18	9,030	9,093,634
Sun Healthcare Group Inc., Term Loan B	7.50%	10/15/16	2,238	1,694,717
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Healthcare—(continued)
Surgery Center Holdings, Inc., Term Loan B	6.50%	02/06/17	$1,917	$1,820,717
Surgical Care Affiliates, Inc., Extended Term Loan (Acquired 06/30/11; Cost $9,770,958)	4.37%	12/29/17	10,029	9,076,381
TriZetto Group, Inc., Term Loan B	4.75%	05/02/18	1,847	1,813,918
United Surgical Partners International Inc., Term Loan B	2.26%	04/18/14	1,338	1,300,729

				98,711,790

Home Furnishings—0.97%
Brown Jordan International, Inc., Term Loan	6.26%	04/30/12	659	656,872
Hunter Fan Co.,
Second Lien Term Loan	7.01%	10/16/14	1,000	817,500
Term Loan	2.76%	04/16/14	850	781,991
Mattress Holdings Corp., Term Loan B	2.62%	01/17/14	1,061	1,016,905
National Bedding Co. LLC, Second Lien Term Loan (Acquired 09/26/05-10/04/05; Cost $3,472,486)	5.50%	02/28/14	3,423	3,346,364
Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17	1,593	1,544,955

				8,164,587

Industrial Equipment—1.36%
Husky Injection Molding Systems Ltd., Term Loan B	6.50%	06/30/18	2,309	2,295,290
JMC Steel Group, Inc., Term Loan	4.75%	04/03/17	1,090	1,087,965
Manitowoc Co., Inc. (The), Term Loan B	4.25%	11/13/17	728	722,586
Mold-Masters Luxembourg Holdings S. A., (Luxembourg) Term Loan	3.94%	10/10/14	2,649	2,564,521
Terex Corp., Term Loan B	5.50%	04/28/17	1,231	1,232,334
Unifrax I LLC, Term Loan	7.00%	11/28/18	3,593	3,597,285

				11,499,981

Insurance—1.60%
Alliant Holdings I, Inc.,
Term Loan B	3.37%	08/21/14	2,688	2,634,281
Term Loan D	6.75%	08/21/14	1,024	1,024,149
HMSC Corp., Second Lien Term Loan	5.76%	10/03/14	825	484,687
Sedgwick CMS Holdings, Inc.,
Term Loan	5.00%	12/30/16	2,667	2,643,610
Second Lien Term Loan	9.00%	05/26/17	2,800	2,772,000
USI Holdings Corp., Term Loan	2.76%	05/05/14	4,116	3,955,314

				13,514,041

Leisure Goods, Activities & Movies—2.92%
24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16	4,429	4,270,307
Alpha D2 Ltd.,
Second Lien Term Loan	3.90%	06/30/14	1,350	1,244,153
Term Loan B2	2.53%	12/31/13	2,617	2,482,764
Term Loan B2	2.53%	12/31/13	3,808	3,905,206
Bombardier Recreational Products, Inc., (Canada) Term Loan	2.90%	06/28/13	30	28,666
Fender Musical Instruments Corp.,
Delayed Draw Term Loan	2.51%	06/09/14	1,142	1,056,291
Term Loan B	2.51%	06/09/14	2,260	2,090,701
IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	1,146	1,125,262
Live Nation Entertainment, Inc., Term Loan B	4.50%	11/07/16	2,892	2,876,660
Regal Cinemas, Inc., Term Loan B	3.37%	08/23/17	1,800	1,784,713
Sabre, Inc., Term Loan B	2.31%	09/30/14	2,598	2,153,273
SRAM, LLC, Term Loan B	4.76%	06/07/18	1,667	1,646,538

				24,664,534

Lodging & Casinos—7.20%
Boyd Gaming Corp.,
Extended Revolving Credit Agreement	0.50%	12/17/15	4,244	3,777,208
Revolving Credit Agreement	6.00%	12/17/15	1,196	1,185,912
Term Loan	3.76%	12/17/15	2,559	2,418,630
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Lodging & Casinos—(continued)
Caesars Entertainment Operating Co.,
Incremental Term Loan B4	9.50%	10/31/16	$491	$486,583
Term Loan B3	3.42%	01/28/15	16,360	13,639,910
Cannery Casino Resorts, LLC,
Delayed Draw Term Loan	4.51%	05/20/13	2,255	2,069,625
Revolving Credit Agreement (Acquired 10/14/08-05/27/10; Cost $668,182) (j)	3.04%	05/18/12	668	608,045
Second Lien Term Loan	4.51%	05/16/14	500	440,000
Term Loan B	4.51%	05/17/13	2,726	2,502,441
CCM Merger, Inc., New Term Loan B	7.00%	03/01/17	3,905	3,890,337
Chester Downs & Marina LLC,
Incremental Term Loan	12.38%	07/29/16	307	308,109
Term Loan	12.38%	07/29/16	2,781	2,794,424
Golden Nugget, Inc.,
PIK New Delayed Draw Term Loan (c)	3.26%	06/30/14	1,983	1,604,297
PIK Term Loan B (c)	3.26%	06/30/14	3,484	2,818,323
Harrah’s Operating Co., Inc.,
Term Loan B-1	3.42%	01/28/15	8,765	7,518,394
Term Loan B-2	3.36%	01/28/15	1,000	857,815
Isle of Capri Casinos, Inc., New Term Loan B	4.75%	11/01/13	2,650	2,640,186
Las Vegas Sands LLC/Venetian Casino,
Extended Term Loan B	2.84%	11/23/16	1,099	1,056,653
Extended Delayed Draw Term Loan 2	2.84%	11/23/15	1,085	1,042,868
Magnolia Hill, LLC,
Delayed Draw Term Loan (Acquired 11/04/08-12/23/10; Cost $1,050,388)	3.50%	10/30/13	1,050	919,089
Term Loan (Acquired 10/31/07; Cost $2,989,570)	3.51%	10/30/13	2,990	2,615,874
Twin River Worldwide Holdings, Inc. Term Loan	8.50%	11/05/15	5,521	5,476,520

				60,671,243

Oil & Gas—3.14%
Big West Oil, LLC, Term Loan	7.00%	03/31/16	288	289,397
Buffalo Gulf Coast Terminals LLC, Term Loan B (Acquired 10/31/11; Cost $2,062,698)	7.50%	10/31/17	2,104	2,114,835
CCS Corp., (Canada) Term Loan B	3.37%	11/14/14	5,276	4,842,929
Citgo Petroleum Corp., Term Loan B	8.00%	06/24/15	1,193	1,197,478
Glenn Pool Oil & Gas Trust, Term Loan (Acquired 06/08/11; Cost $1,762,472)	4.50%	05/02/16	1,762	1,758,066
Obsidian Natural Gas Trust, Term Loan	7.00%	11/02/15	3,118	3,125,759
RAM Energy Resources, Inc., Second Lien Term Loan (Acquired 03/15/11; Cost $2,750,965)	11.00%	09/13/16	2,800	2,785,686
SemGroup Corp., Term Loan B	5.75%	06/15/18	2,975	2,967,175
Western Refining, Inc., New Term Loan B	7.50%	03/15/17	4,446	4,490,853
Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14	2,898	2,883,141

				26,455,319

Publishing—4.99%
Cengage Learning Acquisitions, Inc.,
Incremental Term Loan 1	7.50%	07/03/14	977	911,307
Term Loan	2.51%	07/03/14	2,168	1,841,095
Clarke American Corp., Term Loan B	2.78%	06/30/14	4,103	3,478,476
Cygnus Business Media, Inc., PIK Term Loan (Acquired 07/19/04; Cost $3,905,209)(c)(g)	9.75%	06/30/13	3,947	1,776,044
Endurance Business Media, Inc., First Lien Term Loan (Acquired 12/14/10; Cost $4,558,691) (g)	6.50%	12/15/14	3,470	1,041,145
F&W Media, Inc., Term Loan (Acquired 06/09/10; Cost $8,971,363)	7.75%	06/09/14	4,408	3,570,143
Gatehouse Media Operating, Inc.,
Delayed Draw Term Loan	2.26%	08/28/14	591	135,830
Term Loan B	2.26%	08/28/14	920	211,709
Knowledgepoint360 Group, LLC,
First Lien Term Loan (Acquired 05/21/07; Cost $463,261)	3.73%	04/14/14	463	423,883
Second Lien Term Loan (Acquired 05/21/07; Cost $1,000,000)	7.47%	04/13/15	1,000	800,000
MC Communications, LLC, PIK Term Loan (c)	6.75%	12/31/12	1,820	295,735
Medianews Group, Term Loan	8.50%	03/19/14	2,135	2,026,324
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Publishing—(continued)
Merrill Communications, LLC,
PIK Second Lien Term Loan (c)	13.76%	11/15/13	$3,388	$3,201,289
Term Loan	7.50%	12/24/12	1,000	966,500
Network Communications, Inc., Term Loan (Acquired 08/08/07; Cost $4,798,535)	5.51%	11/29/13	4,799	3,334,982
Tribune Co., Term Loan B (e)(f)	5.25%	06/04/14	28,497	17,587,078
Yell Group PLC (United Kingdom), Term Loan A3	3.76%	04/30/14	1,509	442,626

				42,044,166

Radio & Television—9.17%
Barrington Broadcasting Group LLC, Term Loan	4.50%	08/12/13	764	736,337
Clear Channel Communication,
Term Loan A	3.70%	07/29/14	8,524	7,351,723
Term Loan B	3.91%	01/28/16	19,893	14,899,325
CMP KC LLC, Term Loan 824 (Acquired 05/25/06-12/31/09; Cost $6,802,447)(f)	6.25%	10/03/12	6,799	849,845
FoxCo Acquisition Sub, LLC, Term Loan B	4.75%	07/14/15	2,388	2,326,461
Harron Communications Corp., Term Loan B	5.25%	10/06/17	2,830	2,796,255
High Plains Broadcasting Operating Co. LLC, Term Loan	9.00%	09/14/16	918	912,054
Intelsat Jackson Holdings S.A., Term Loan B	5.25%	04/02/18	10,264	10,170,367
Multicultural Radio Broadcasting, Inc.,
Second Lien Term Loan	6.01%	06/18/13	2,475	1,961,437
Term Loan	3.01%	12/18/12	1,635	1,469,492
Newport Television LLC, Term Loan B	9.00%	09/14/16	3,425	3,403,338
Raycom TV Broadcasting, Inc., Term Loan B	4.50%	05/31/17	2,655	2,548,438
Univision Communications Inc. Extended Term Loan	4.51%	03/31/17	26,516	23,839,347
Weather Channel (The), Term Loan B	4.25%	02/13/17	4,019	4,011,820

				77,276,239

Retailers (except Food & Drug)—3.39%
Academy, Ltd., Term Loan	6.00%	08/03/18	411	405,276
AMSCAN Holdings, Inc., Term Loan B	6.75%	12/04/17	5,592	5,579,117
Claire’s Stores, Inc., Term Loan B	3.04%	05/29/14	1,688	1,455,486
Educate, Inc., Term Loan (Acquired 06/27/07; Cost $246,667)	8.52%	06/16/14	247	245,433
FTD, Inc., Term Loan	4.75%	06/11/18	2,290	2,249,643
Guitar Center Inc., Extended Term Loan	5.62%	04/10/17	4,699	4,155,953
Gymboree Corp., Term Loan	5.00%	02/23/18	1,142	1,028,336
J. Crew Operating Group, Inc. Term Loan B	4.75%	03/07/18	5,556	5,132,749
Michaels Stores, Inc., Term Loan B2	4.91%	07/31/16	1,819	1,776,557
Neiman Marcus Group, Inc., Term Loan	4.75%	05/16/18	2,837	2,733,307
Petco Animal Supplies, Inc., Term Loan	4.50%	11/24/17	3,814	3,717,546
Pilot Travel Centers LLC, Term Loan B	4.25%	03/30/18	107	106,971

				28,586,374

Surface Transport—1.36%
Avis Budget Car Rental, LLC, Incremental Term Loan	6.25%	09/21/18	3,884	3,904,826
Cardinal Logistics, PIK First Lien Term Loan (Acquired 04/17/07-10/31/11; Cost $966,383)(c)	12.50%	09/23/13	968	677,362
JHCI Acquisition, Inc., First Lien Term Loan	2.76%	06/19/14	500	460,000
Kenan Advantage Group, Inc., New Term Loan	4.50%	06/10/16	2,928	2,910,595
Swift Transportation Co. Inc., Term Loan B	6.00%	12/21/16	3,502	3,491,791

				11,444,574

Telecommunications—8.45%
Avaya, Inc., Extended Term Loan B3	5.01%	10/26/17	948	840,938
Cellular South, Inc., Term Loan B	4.50%	07/27/17	2,639	2,608,399
Fairpoint Communications, Inc., Term Loan B	6.50%	01/22/16	12,366	9,853,133
Global Tel*Link Corp., Term Loan B	5.00%	11/10/16	4,540	4,522,911
Integra Telecom Holdings Inc., Term Loan B	9.25%	04/15/15	1,748	1,543,611
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Telecommunications—(continued)
Level 3 Communications, Inc.,
Term Loan A	2.65%	03/13/14	$5,850	$5,515,468
Term Loan B2	5.75%	09/03/18	6,462	6,284,385
Term Loan B3	5.75%	08/31/18	3,470	3,374,876
MetroPCS Wireless, Inc. Term Loan B	4.03%	03/16/18	12,609	12,268,935
NeuStar, Inc. Term Loan B	5.00%	11/08/18	2,861	2,866,993
NTELOS Inc., Term Loan B	4.00%	08/07/15	4,394	4,336,654
Orius Corp.,
Term Loan A (Acquired 02/03/03-12/15/05; Cost $511,490) (d)(e)(f)(i)	6.75%	01/23/09	810	0
Term Loan B1(Acquired 02/03/03-09/12/08; Cost $350,459) (d)(e)(f)(i)	7.25%	01/23/10	600	0
PAETEC Holding Corp. Term Loan	5.75%	05/31/18	1,278	1,271,308
Securus Technologies Holdings, Inc., Term Loan	5.25%	05/31/17	3,122	3,083,399
Syniverse Technologies, Inc., Term Loan B	5.25%	12/21/17	2,701	2,701,631
TowerCo Finance LLC, Term Loan B	5.25%	02/02/17	1,154	1,156,199
U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17	1,330	1,265,816
West Corp. Term Loan B5	4.63%	07/15/16	2,833	2,817,140
Yankee Cable Acquisition, LLC, Term Loan B1	6.50%	08/26/16	4,965	4,896,713

				71,208,509

Utilities—6.98%
AES Corp., Term Loan	4.25%	06/01/18	5,495	5,450,580
BRSP, LLC, Term Loan B	7.50%	06/04/14	4,767	4,767,432
Calpine Corp. Term Loan	4.50%	04/02/18	5,721	5,564,661
FirstLight Power Resources, Inc.,
Second Lien Term Loan	4.81%	05/01/14	2,085	1,902,660
Term Loan B	2.81%	11/01/13	1,530	1,480,602
Great Point Power, Term Loan B1	4.25%	03/10/17	329	322,420
Longview Power LLC,
Extended Term Loan B	6.13%	10/31/17	4,767	4,158,917
Synthetic LOC	3.88%	02/28/14	733	665,500
Mach Gen, LLC, LOC	2.37%	02/22/13	187	169,943
NRG Energy, Inc., Term Loan B	4.00%	07/02/18	5,620	5,591,575
Primary Energy Operations LLC, Term Loan	6.50%	10/23/14	2,411	2,362,553
Star West Generation LLC, Term Loan B	6.00%	05/14/18	6,458	6,296,467
Texas Competitive Electric Holdings Co., LLC,
Extended Term Loan	4.75%	10/10/17	220	144,245
Term Loan	3.76%	10/10/14	21,313	15,558,529
TPF Generation Holdings LLC, Second Lien Term Loan C	4.62%	12/15/14	4,700	4,410,174

				58,846,258

Total Variable Rate Senior Loan Interests (Cost $1,181,761,648)				1,081,686,287

Notes—7.47%
Airlines—0.13%
Continental Airlines Inc. (k)	6.75%	09/15/15	1,110	1,112,775

Building & Development—0.06%
Realogy Corp. (k)	7.88%	02/15/19	593	501,085

Cable & Satellite Television—0.56%
AMC Networks Inc. (k)	7.75%	07/15/21	379	399,845
UPC Broadband Holdings, B.V. (Cayman Islands)	7.25%	11/15/21	4,466	4,314,931

				4,714,776

Chemicals & Plastics—0.20%
Lyondell Chemical Co.	11.00%	05/01/18	1,572	1,692,691

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Conglomerates—0.42%
Goodman Networks, Inc.	12.13%	07/01/18	$3,650	$3,513,125

Containers & Glass Products—1.33%
Berry Plastics Holding Corp. (l)	5.15%	02/15/15	6,240	6,154,200
Reynolds Group Holdings Ltd.	7.88%	08/15/19	4,997	5,046,970

				11,201,170

Forest Products—0.48%
Verso Paper Holdings, LLC	11.50%	07/01/14	2,964	3,067,740
Verso Paper Holdings, LLC (l)	4.18%	08/01/14	1,500	975,000

				4,042,740

Healthcare—0.84%
Apria Healthcare Group, Inc. (k)	11.25%	11/01/14	6,167	6,135,833
HCA, Inc.	6.50%	02/15/20	979	976,553

				7,112,386

Home Furnishings—0.09%
Targus Group International, Inc. (Acquired 12/16/09-12/14/10; Cost $2,251,964) (c) (k)	10.00%	12/15/15	745	745,446

Surface Transport—0.19%
Avis Budget Car Rental, LLC	7.75%	05/05/16	572	569,140
Avis Budget Car Rental, LLC	9.63%	03/15/18	1,010	1,020,100

				1,589,240

Telecommunications—0.36%
Paetec Holding Corp.	8.88%	06/30/17	756	810,810
PaetecHolding Corp.	9.88%	12/01/18	2,114	2,261,980

				3,072,790

Utilities—2.81%
Calpine Corp. (k)	7.88%	01/15/23	4,636	4,797,747
Calpine Corp.	7.25%	10/15/17	3,208	3,264,140
Calpine Corp. (k)	7.50%	02/15/21	5,468	5,604,699
NRG Energy, Inc.	7.63%	05/15/19	7,920	7,563,600
Windstream Corp.	7.50%	06/01/22	2,565	2,443,162

				23,673,348

Total Notes (Cost $62,632,530)				62,971,572

Structured Products—2.57%
Apidos CDO Ltd. (Cayman Islands)(k) (l)	4.01%	01/20/19	1,040	628,888
Ares XI CLO Ltd. (l)	3.39%	10/11/21	1,851	1,203,150
Atrium CDO Corp.	9.18%	06/08/19	268	238,520
BALL Hilton (l)	2.00%	11/15/15	11,823	10,462,960
Columbus Nova CLO Ltd. (l)	4.06%	05/16/19	1,431	872,910
Flagship CLO (l)	5.09%	06/10/21	755	475,865
Halcyon Loan Investors CLO Ltd. (k) (l)	4.02%	04/24/21	1,009	585,220
ING Investment Management CLO Ltd. (k) (l)	3.90%	12/13/20	3,038	1,853,180
Madison Park Funding I Ltd. (k) (l)	3.96%	03/22/21	3,176	2,167,704
Pacifica CDO Ltd. (l)	4.21%	08/15/21	1,247	748,200
Sierra CLO Ltd. (k) (l)	3.92%	01/22/21	1,829	1,092,279
Silverado CLO Ltd. (l)	4.15%	10/16/20	2,210	1,331,525

Total Structured Products (Cost $24,364,220)				21,660,401

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

	Shares	Value

Common Stocks & Other Equity Interests—1.59%
Aerospace & Defense—0.01%
IAP Worldwide Services, Inc. Series A, Wts. expiring 06/11/15 (Acquired 06/18/08; Cost $0) (h) (k)	39,841	$123,507
IAP Worldwide Services, Inc. Series B, Wts. expiring 06/11/15 (Acquired 06/18/08; Cost $0) (h) (k)	11,669	0
IAP Worldwide Services, Inc. Series C, Wts. expiring 06/11/15 (Acquired 06/18/08; Cost $0) (h) (k)	5,907	0

		123,507

Building & Development—0.43%
Axia Acquisition Corp. (g)(h)(k)	595	1,488,675
Building Materials Holding Corp. (h)(k)	923,526	1,000,179
Lake at Las Vegas Joint Venture, LLC Class A (Acquired 07/15/10; Cost $7,937,680) (h) (k)	780	106,796
Lake at Las Vegas Joint Venture, LLC Class B (Acquired 07/15/10; Cost $93,970) (h) (k)	9	1,267
Lake at Las Vegas Joint Venture, LLC Class C, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h) (k)	39	0
Lake at Las Vegas Joint Venture, LLC Class D, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h) (k)	54	0
Lake at Las Vegas Joint Venture, LLC Class E, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h) (k)	60	0
Lake at Las Vegas Joint Venture, LLC Class F, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h) (k)	67	0
Lake at Las Vegas Joint Venture, LLC Class G, Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0) (h) (k)	76	0
Newhall Holding Co., LLC (h)	343,321	394,819
WCI Communities, Inc. (h)	6,756	675,600

		3,667,336

Business Equipment & Services—0.00%
Comdisco Holdings Co., Inc. (h) (k)	7	39

Conglomerates—0.14%
Euramax International, Inc. (h)(k)	4,207	1,156,952

Cosmetics & Toiletries—0.18%
Marietta Intermediate Holding Corp. (Acquired 09/25/06; Cost $2,287,974) (h) (k)	2,023,400	1,497,316
Marietta Intermediate Holding Corp. Wts., expiring 02/20/19 (Acquired 12/22/04; Cost $0) (h) (k)	247,917	0

		1,497,316

Ecological Services & Equipment—0.12%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $0) (h) (k)	9,333	1,026,630

Financial Intermediaries—0.00%
RJO Holdings Corp. (k)	1,482	14,816
RJO Holdings Corp. Class A (k)	1,142	571
RJO Holdings Corp. Class B (k)	1,667	833

		16,220

Home Furnishings—0.01%
Generation Brands LLC (k)	4,863	0
Targus Group International, Inc. (Acquired 12/16/09; Cost $0) (h)(k)	27,462	78,816

		78,816

Leisure Goods, Activities & Movies—0.15%
MEGA Brands Inc.	27,683	238,303
True Temper Sports, Inc., (Acquired 12/16/09; Cost $4,287,500) (h) (k)	121,429	1,000,575

		1,238,878

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

	Shares	Value

Lodging & Casinos—0.09%
Wembley, Inc. Class A (h)	134,134	$788,037
Wembley, Inc. Class B (h)	1,250	5,000

		793,037

Oil & Gas—0.13%
Vitruvian Exploration LLC (h)	40,110	1,072,942

Publishing—0.10%
Affiliated Media, Inc. (h)	46,746	771,303
Cygnus Business Media, Inc.(Acquired 07/19/04; Cost $1,251,821)(g)(h)(k)	5,882	0
Endurance Business Media, Inc. Class A (g)(h)	8,863	88,633
F&W Publications, Inc. (h)	15,519	0
F&W Publications, Inc. Wts., expiring 06/09/14 (h)	2,291	0
MC Communications, LLC (Acquired 07/02/09; Cost $0) (h) (k)	333,084	0
SuperMedia, Inc. (h)	2,333	4,573

		864,509

Radio & Television—0.00%
Cumulus Media, Inc. Wts., expiring 06/29/19 (Acquired 01/14/10; Cost $0) (h)(k)	7,614	14,238

Specialty Chemicals—0.21%
LyondellBasell Industries N.V. (Netherlands) Class A	53,283	1,740,756

Telecommunications—0.01%
CTM Media Holdings, Inc. Class B (h)	2,544	5,342
IDT Corp. Class B (h)	7,632	99,216

		104,558

Utilities—0.01%
Genie Energy Ltd. Class B,	7,632	55,179

Total Common Stocks & Other Equity Interests (Cost $45,085,369)		13,450,913

Preferred Stocks—0.04%
Ecological Services & Equipment—0.04%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $53,400) (k)	2,136	346,032

Financial Intermediaries—0.00%
RTS Investor Corp.	324	22,711

Total Preferred Stocks (Cost $53,400)		368,743

Time Deposits—1.36%
State Street Bank & Trust Co. ($11,470,753 principal, 0.01% coupon, dated 11/30/11, to be sold on 12/01/11 at $11,470,756) (Cost $11,470,753)		11,470,753
TOTAL INVESTMENTS—141.33% (Cost $1,325,367,920)		1,191,608,669

BORROWINGS—(16.37)%		(138,000,000)

PREFERRED SHARES—(23.72)%		(200,000,000)

OTHER ASSETS LESS LIABILITIES—(1.24)%		(10,509,943)

NET ASSETS APPLICABLE TO COMMON SHARES—100.00%		$843,098,726

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Investment Abbreviations:

CDO	— Collateralized Debt Obligation
LOC	— Letter of Credit
PIK	— Payment in Kind
REIT	— Real Estate Investment Trust
Wts.	— Warrants
Notes to Schedule of Investments:

(a)	Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)	Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.

(c)	All or a portion of this security is Payment-in-Kind.

(d)	This borrower is currently in liquidation.

(e)	The borrower has filed for protection in federal bankruptcy court.

(f)	Defaulted security. Currently, the issuer is in default with respect to interest payments. The aggregate value of these securities at November 30, 2011 was $20,752,183 and represented 2.46% of the Trust’s Net Assets applicable to common shares.

(g)	Affiliated company. As defined by the Investment Company Act of 1940, an affiliated company is one in which the Trust owns 5% or more of the outstanding voting securities or a company which is under common ownership or control.

(h)	Non-income producing securities acquired through the restructuring of senior loans.

(i)	The borrower is in the process of restructuring or amending the terms of this loan.

(j)	All or a portion of this holding is subject to unfunded loan commitments. See Note 5.

(k)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2011 was $33,481,943, which represented 3.97% of the Trust’s Net Assets applicable to common shares.

(l)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2011.
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Income Trust

Notes to Quarterly Schedule of Portfolio Holdings
November 30, 2011
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Invesco Van Kampen Senior Income Trust

A.	Security Valuations — (continued) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transaction are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Trust may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses
Invesco Van Kampen Senior Income Trust

E.	Foreign Currency Translations — (continued) arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Trust may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

F.	Foreign Currency Contracts — The Trust may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Trust may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Swap Agreements — The Trust may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Trust as a protection buyer would cease paying its fixed payment, the Trust would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Trust. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Trust as a protection seller would cease to receive the fixed payment stream, the Trust would pay the buyer “par value” or the full notional value of the referenced obligation, and the Trust would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Trust receives the fixed payment over the life of the agreement. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Trust may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Trust may obtain only limited recovery or may obtain no recovery in such circumstances.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Invesco Van Kampen Senior Income Trust

G.	Swap Agreements — (continued) Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Trust accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Trust segregates liquid securities having a value at least equal to the amount of the potential obligation of a Trust under any swap transaction. The Trust’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Trust and the counterparty and by the posting of collateral by the counterparty to cover the Trust’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

H.	Industry Concentration — To the extent that the Trust is concentrated in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

I.	Leverage Risk — The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.

J.	Other Risks — The Trust may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Trust invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a Corporate Loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the Corporate Loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

K.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or broad of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Invesco Van Kampen Senior Income Trust

NOTE 2 — Additional Valuation Information
 Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
     The following is a summary of the tiered valuation input levels, as of November 30, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
     During the nine months ended November 30, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Variable Rate Senior Loan Interests	$—	$1,081,562,520	$123,767	$1,081,686,287
Notes	—	62,226,126	745,446	62,971,572
Structured Products	—	21,660,401	—	21,660,401
Equity Securities	2,143,407	7,495,310	4,180,939	13,819,656
Time Deposits	—	11,470,753	—	11,470,753

	$2,143,407	$1,184,415,110	$5,050,152	$1,191,608,669

Swap Agreements*	—	(101,451)	—	(101,451)
Unfunded Commitments*	—	(4,611,963)	—	(4,611,963)

Total Investments	$2,143,407	$1,179,701,696	$5,050,152	$1,186,895,255

*	Unrealized appreciation (depreciation).
Invesco Van Kampen Senior Income Trust

NOTE 3 — Derivative Investments
Open Credit Default Swap Agreements

								Value
					Implied	Notional		Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Credit	Amount	Upfront	Appreciation
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Spread(a)	(000)	Payments	(Depreciation)

Goldman Sachs International	Texas Competitive Electric Holdings Co. LLC	Sell	5.000%	03/20/12	11.97%	$5,000	$112,500	$(101,451)

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
NOTE 4 — Investments in Other Affiliates
The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the nine months ended November 30, 2011.

				Change in
				Unrealized	Realized
	Value	Purchases at	Proceeds from	Appreciation	Gain	Value	Dividend
	02/28/11	Cost	Sales	(Depreciation)	(Loss)	11/30/11	Income

Axia Acquisition Corp. — Second Lien Term Loan A	$932,280	$47,325	$—	$(148,954)	$—	$830,651	$56,397
Axia Acquisition Corp. — Second Lien Term Loan B	1,610,962	—	—	(124,658)	—	1,486,304	82,971
Axia Acquisition Holdings, Inc. — Common Shares	1,488,675	—	—	—	—	1,488,675	—
Cygnus Business Media, Inc. — Common Shares	0	—	—	—	—	0	—
Cygnus Business Media, Inc. — Term Loan	2,485,658	—	(30,287)	(679,725)	398	1,776,044	258,489
Endurance Business Media, Inc. — Common Shares	88,633	—	—	—	—	88,633	—
Endurance Business Media, Inc. — First Lien Term Loan	1,137,171	—	(28,506)	(58,581)	(8,939)	1,041,145	210,849

Total	$7,743,379	$47,325	$(58,793)	$(1,011,918)	(8,541)	$6,711,452	$608,706

Invesco Van Kampen Senior Income Trust

NOTE 5 — Unfunded Loan Commitments
As of November 30, 2011, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

			Unrealized
		Unfunded	Appreciation
Borrower	Type	Commitments	(Depreciation)

Axia Acquisition Corp.	Revolver	$2,062,007	$(257,751)
Bright Horizons Family Solutions	Revolver	5,504,000	(254,670)
Cannery Casino Resort, LLC	Revolver	445,455	(40,091)
Catalent Pharma Solutions	Revolver	2,500,000	(185,475)
Delta Air Lines, Inc.	Revolver	2,500,000	(160,000)
Education Management LLC	Extended Revolver	3,000,000	(339,705)
GateHouse Media Operating, Inc.	Revolver	1,000,000	(150,000)
General Motors Holdings	Revolver	10,576,720	(1,374,974)
Graphic Packaging International, Inc.	Revolver	5,000,000	(200,000)
Hunter Fan Co.	Revolver	708,333	(92,083)
Lake at Las Vegas Joint Venture	Exit Revolver	31,759	(317)
Lake at Las Vegas Joint Venture	Term Loan	42,520	28
Pinnacle Foods Holdings Corp.	Revolver	7,000,000	(560,000)
Surgical Care Affiliates, Inc.	Extended Revolver	3,000,000	(450,000)
TricorBraun, Inc.	Revolver	2,500,000	(146,925)
USI Holdings Corp.	Revolver	3,333,333	(400,000)

		$49,204,127	$(4,611,963)

NOTE 6 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the nine months ended November 30, 2011 was $885,137,969 and $1,017,955,243, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$6,407,104
Aggregate unrealized (depreciation) of investment securities	(149,564,567)

Net unrealized appreciation (depreciation) of investment securities	$(143,157,463)

Cost of investments for tax purposes is $1,334,766,132.
Invesco Van Kampen Senior Income Trust

Item 2. Controls and Procedures.
(a)	As of December 15, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 15, 2011, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Senior Income Trust

By:	/s/ Colin Meadows Colin Meadows
Principal Executive Officer

Date:	January 27, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows Colin Meadows
Principal Executive Officer

Date:	January 27, 2012

By:	/s/ Sheri Morris Sheri Morris
Principal Financial Officer

Date:	January 27, 2012

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.